SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of report (Date of earliest event reported)           June 21, 2000


                           Coda Music Technology, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State of Other Jurisdiction of Incorporation)


      0-26192                                         41-1716250
(Commission File Number)                  (I.R.S. Employer Identification No.)


          6210 Bury Drive
          Eden Prairie, Minnesota                       55346
    (Address of Principal Executive Offices)           (Zip Code)


                                 (612) 906-3640
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5   Other Events.

         On June 21, 2000, Coda Music Technology, Inc. issued a press release announcing its proposed merger with Net4Music, S.A. A copy of the press release is filed as Exhibit 99 to this Form 8-K.


Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Businesses Acquired:

                  Not Applicable.

         (b)      Pro Forma Financial Information:

                  Not Applicable.

         (c)      Exhibits:

                  See Exhibit Index on page following Signatures.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CODA MUSIC TECHNOLOGY, INC.


Date:  June 21, 2000                         By  /s/ Barbara S. Remley
                                                 Barbara S. Remley,
                                                 Chief Financial Officer

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                  EXHIBIT INDEX

                                       to

                                    FORM 8-K


                           CODA MUSIC TECHNOLOGY, INC.




Exhibit Number    Exhibit Description
--------------    -------------------
      99          Press release dated June 21, 2000.